UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 16, 2003

                          CONSOLIDATED CAPITAL GROWTH FUND
               (Exact name of registrant as specified in its charter)


        California                   0-8639                  94-2382571
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

                                       N/A

           (Former Name or former address, if changed since last report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends Item 7. Financial statements and exhibits of its report on Form 8-K, dated January 16, 2003 (filed with the Securities and Exchange Commission on January 27, 2003) as set forth in the pages attached hereto.

Item 7.     Financial Statements and Exhibits


(b) Pro forma financial information


The following unaudited pro forma consolidated balance sheet and statements of operations reflects the operations of Consolidated Capital Growth Fund (the "Partnership" or "Registrant") as if Breckinridge Square Apartments had been sold January 1, 2001.

The pro forma consolidated financial statements do not project the Partnership's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Partnership's 2001 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                               September 30, 2002


All other assets                                                      $ 2,217
Investment properties, net                                             13,865

      Total Assets                                                    $16,082


All other liabilities                                                 $ 1,492
Mortgage  notes payable                                                29,197
Partners' deficit                                                     (14,607)

      Total Liabilities and Equity                                    $16,082




                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except per unit data)


                                                         Nine Months
                                                            Ended         Year Ended
                                                        September 30,    December 31,
                                                             2002            2001

Total revenues                                             $ 6,952        $ 9,979
Total expenses                                               6,574          9,338

Net income                                                 $   378        $   641

Net income per limited partnership unit                    $  7.60        $ 12.90

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        CONSOLIDATED CAPITAL GROWTH FUND

                             By:    ConCap Equities, Inc.
                                    General Partner

                             By:    /s/Patrick J. Foye
                                    Patrick J. Foye
                                    Executive Vice President

                           Date:    March 17, 2003